UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Tandem Diabetes Care, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted via this method.1. Election of two Class II directors:O Douglas A. Roeder John F. Sheridan Richard P. Valencia. 2.To ratify the appointment of Ernst & Young LLP as our independentregistered public accounting firm for our fiscal year endingDecember 31, 2019.3. To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, or our 2013 Plan, to: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the number of options that are awarded to our non-employee directors pursuant to our director compensation program. 4. To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, or our 2013 Plan, to: (i) increase the number of shares of our Common Stock reserved under our 2013 Plan by 5,000,000 shares, or from 6,726,135 shares to 11,726,135 shares, and (ii) change the methodology for determining the number of options that are awarded to our non-employee directors pursuant to our director compensation program. 5. To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. In their discretion, the proxies are authorized to vote upon such other business asmay properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. if no direction is made, this proxy will be voted “fOR all NOmiNEEs” in proposal 1 and “fOR”proposal 2.FOR AGAINST ABSTAINFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:JOhN smiTh1234 maiN sTREET apT. 203NEW YORK, NY 10038NOmiNEEs:aNNUal mEETiNG Of sTOcKhOldERs OfTaNdEm diaBETEs caRE, iNc.May 22, 2019 iNTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TElEphONE - Call toll-free 1-800-pROXiEs (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from anytouch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.mail - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.iN pERsON - You may vote your shares in person by attending the Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.pROXY vOTiNG iNsTRUcTiONsPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" ThE ElEcTiON Of Each Of ThE diREcTOR NOmiNEEs aNd "fOR" pROpOsal 2.plEasE siGN, daTE aNd RETURN pROmpTlY iN ThE ENclOsEd ENvElOpE. plEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x------------------ ----------------20330000000000000000 9 051617cOmpaNY NUmBERaccOUNT NUmBERNOTicE Of iNTERNET availaBiliTY Of pROXY maTERials:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyp

ortal.com/ast/21769

:important notice regarding the availability of Proxy materials for the annual meeting of Stockholders oftanDem DiaBeteS Care, inC.to Be held on:Wednesday, May 10, 2019 at 3:00 p.m. Pacific timeat 11075 roselle St., San Diego, California 92121this communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting acopy. to facilitate timely delivery, please make the request as instructed below before May 10, 2019.Please visit http://www.astproxyportal.com/ast/21769, where the following materials are available for view:• Notice of Annual Meeting of Stockholders• Proxy Statement• Form of Electronic Proxy Card• Annual Report on Form 10-Kto oBtain teLePhone: 888-Proxy-na (888-776-9437) or 718-921-8500 (for international callers)ProXY materiaLS: e-maiL: info@amstock.comweBSite: https://us.astfinancial.com/proxyservices/requestmaterials.aspto Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.in PerSon: You may vote your shares in person by attending the Annual Meeting.teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call.maiL: You may request a card by following the instructions above.ComPanY nUmBeraCCoUnt nUmBerControL nUmBerJohn Smith1234 main StreetaPt. 203new York, nY 10038Please note that you cannot use this notice to vote by mail.